KEY MUTUAL FUNDS
                              EXHIBIT 16
                              TOTAL RETURN

                              KEYCHOICE GROWTH FUND


     AGGREGATE TOTAL RETURN

     T = (ERV/P) -1

     WHERE:               T =     TOTAL RETURN

                          ERV =   REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                          P =     A HYPOTHETICAL INITIAL INVESTMENT
                                  OF $1,000.

     EXAMPLE:

       SINCE INCEPTION:               (12/31/96  TO  05/31/97):
                                      (1,074.04 /1,000) - 1 =        7.40%
       YEAR TO DATE:                  (12/31/96  TO  05/31/97):
                                      (1,074.04 /1,000) - 1 =        7.40%
       QUARTERLY:                     (02/28/97  TO  05/31/97):
                                      (1,056.09 /1,000) - 1 =        5.61%
       MONTHLY:                       (04/30/97  TO  05/31/97):
                                      (1,062.55 /1,000) - 1 =        6.26%


                              KEY MUTUAL FUNDS
                              EXHIBIT 16
                              TOTAL RETURN

                              KEYCHOICE MODERATE GROWTH FUND


     AGGREGATE TOTAL RETURN

     T = (ERV/P) - 1

     WHERE:               T =     TOTAL RETURN

                          ERV =   REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                          P =     A HYPOTHETICAL INITIAL INVESTMENT
                                  OF $1,000.

     EXAMPLE:

       SINCE INCEPTION:               (12/31/96  TO  05/31/97):
                                      (1,057.49 /1,000) - 1 =        5.75%
       YEAR TO DATE:                  (12/31/96  TO  05/31/97):
                                      (1,057.49 /1,000) - 1 =        5.75%
       QUARTERLY:                     (02/28/97  TO  05/31/97):
                                      (1,031.70 /1,000) - 1 =        3.17%
       MONTHLY:                       (04/30/97  TO  05/31/97):
                                      (1,047.77 /1,000) - 1 =        4.78%







                              KEY MUTUAL FUNDS
                              EXHIBIT 16
                              TOTAL RETURN

                              KEYCHOICE INCOME & GROWTH FUND


     AGGREGATE TOTAL RETURN

     T = (ERV/P) - 1

     WHERE:               T =     TOTAL RETURN

                          ERV =   REDEEMABLE VALUE AT THE END
                                  OF THE PERIOD OF A HYPOTHETICAL
                                  $1,000 INVESTMENT MADE AT THE
                                  BEGINNING OF THE PERIOD.

                          P =     A HYPOTHETICAL INITIAL INVESTMENT
                                  OF $1,000.


     EXAMPLE:

       SINCE INCEPTION:               (12/31/96  TO  05/31/97):
                                      (1,043.26 /1,000) - 1 =        4.33%
       YEAR TO DATE:                  (12/31/96  TO  05/31/97):
                                      (1,043.26 /1,000) - 1 =        4.33%
       QUARTERLY:                     (02/28/97  TO  05/31/97):
                                      (1,031.91 /1,000) - 1 =        3.19%
       MONTHLY:                       (04/30/97  TO  05/31/97):
                                      (1,034.00 /1,000) - 1 =        3.40%







                         KEY FUNDS
                         EXHIBIT 16
                         30-DAY S.E.C. YIELD CALCULATIONS
                         KeyChoice Growth

     ACTUAL(WITH WAIVERS)

                                             (a-b)
                                             -----
     30-Day S.E.C. Yield Equation = 2 *{[(   (cd)   +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (net of reimbursements)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The offering price or the maximum redemption price per share on the last day of the period


     MAXIMUM FEES (without waivers)

                                             (a-b)
                                             -----
     30-Day S.E.C. Yield Equation = 2 *{[(   (cd)   +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (without waivers)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The offering price or the maximum redemption price per share on the last day of the period


     ACTUAL (WITH WAIVERS)

                   (    608.08   -   68.21)
              2 *{[(-----------------------   +1)to the 6th power]-1} = 1.53%
                   (39,573.294   *   10.70)



     MAXIMUM FEES (WITHOUT WAIVERS)

                     (    608.08   -  103.74)
                2 *{[(----------------------- +1)to the 6th power]-1} = 1.43%
                     (39,573.294   *   10.70)




     The performance was computed based on the thirty day period ending May 31, 1997.






                         KEY FUNDS
                         EXHIBIT 16
                         30-DAY S.E.C. YIELD CALCULATIONS
                         KeyChoice Moderate Growth

     ACTUAL(WITH WAIVERS)

                                             (a-b)
                                             -----
     30-Day S.E.C. Yield Equation = 2 *{[(   (cd)   +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (net of reimbursements)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The offering price or the maximum redemption price per share on the last day of the period


     MAXIMUM FEES (without waivers)

                                             (a-b)
                                             -----
     30-Day S.E.C. Yield Equation = 2 *{[(   (cd)   +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (without waivers)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The offering price or the maximum redemption price per share on the last day of the period


     ACTUAL (WITH WAIVERS)


                    (   7,859.87   -  535.02)
               2 *{[(------------------------ +1)to the 6th power]-1} = 2.69%
                    (312,408.387   *   10.53)


     MAXIMUM FEES (WITHOUT WAIVERS)


                    (   7,859.87   -  798.71)
               2 *{[(------------------------ +1)to the 6th power]-1} = 2.59%
                    (312,408.387   *   10.53)



     The performance was computed based on the thirty day period ending May 31, 1997.







                         KEY FUNDS
                         EXHIBIT 16
                         30-DAY S.E.C. YIELD CALCULATIONS
                         KeyChoice Income & Growth


     ACTUAL(WITH WAIVERS)

                                            (a-b)
                                            -----
     30-Day S.E.C. Yield Equation = 2 *{[(  (cd)  +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (net of reimbursements)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends
              d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


MAXIMUM FEES (without waivers)

                                            (a-b)
                                            -----
     30-Day S.E.C. Yield Equation = 2 *{[(  (cd)  +1)to the 6th power]-1}  =


     WHERE    a =     Dividends and interest earned during the period

              b =     Expenses accrued for the period (without waivers)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period


     ACTUAL (WITH WAIVERS)

                    (  1,279.20   -   60.21)
               2 *{[(-----------------------  +1)to the 6th power]-1} = 3.97%
                    (35,936.453   *   10.34)


     MAXIMUM FEES (WITHOUT WAIVERS)


                   (  1,279.20   -   92.35)
              2 *{[(------------------------  +1)to the 6th power]-1} = 3.86%
                   (35,936.453   *   10.34)


     The performance was computed based on the thirty day period ending May 31, 1997.